UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 5717

Dreyfus Worldwide Dollar Money Market Fund, Inc. (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	10/31
Date of reporting period:	10/31/08

FORM N-CSR

Item 1. Reports to Stockholders.

[INSERT REPORT HERE]

Dreyfus Worldwide Dollar Money Market Fund, Inc.

ANNUAL REPORT October 31, 2008

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
21	Report of Independent Registered
Public Accounting Firm
22	Important Tax Information
23	Information About the Review and Approval
of the Fund’s Management Agreement
27	Board Members Information
29	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Worldwide Dollar Money Market Fund, Inc.

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We are pleased to present this annual report for Dreyfus Worldwide Dollar Money Market Fund, Inc., covering the 12-month period from November 1, 2007, through October 31, 2008.

These are difficult times for investors. A credit crunch that began in 2007 has developed into a full-blown global financial crisis, recently resulting in the failure of several major financial institutions. Making matters worse, the U.S. economic slowdown has gathered momentum, depressing investor sentiment.

Money market funds have not been immune to the downturn, as banks’ reluctance to lend even to financially sound companies produced challenging liquidity conditions in the commercial paper market, and resulted to date in at least one U.S. money market fund family having to close and liquidate certain of its money funds’ portfolios. The federal government subsequently stepped in with a number of measures, including a Temporary Guarantee Program for Money Market Funds and a $700 billion rescue package intended to promote greater liquidity in the financial markets.In our view,the government’s efforts to stabilize the fixed income markets are critical to a broader recovery in the credit markets, as funding for America’s leading corporations must improve before a more widespread easing of credit availability is possible.

The depth and duration of the financial crisis will depend on how quickly the banking system can be stabilized. In the meantime, we encourage you to maintain a long-term perspective and a disciplined approach to investing. Indeed, we already are seeing some positive signs, including a likely peak in global inflationary pressures, a bottoming of the U.S. dollar and a large pool of worldwide financial liquidity that could be deployed gradually as the economic cycle turns.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chief Executive Officer The Dreyfus Corporation November 17, 2008

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2007, through October 31, 2008, as provided by Patricia A. Larkin, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2008, Dreyfus Worldwide Dollar Money Market Fund produced a yield of 2.86% . Taking into account the effects of compounding, the fund also produced an effective yield of 2.90% .1

Money market yields declined over much of the reporting period along with short-term interest rates.The fund also was affected when a burgeoning financial crisis later in the reporting period produced turmoil in the commercial paper market.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

To pursue this goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including: securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; certificates of deposit, time deposits, bankers’ acceptances and other short-term securities issued by domestic and foreign banks or their subsidiaries or branches; repurchase agreements; asset-backed securities; domestic and dollar-denominated foreign commercial paper; and other short-term corporate obligations, including those with floating or variable rates of interest; and dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies. Normally, the fund invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

Interest Rates Fell as U.S. Economy Struggled

Slumping U.S. housing markets, sluggish consumer spending and resurgent energy prices already had produced a weaker U.S. economy by the start of the reporting period. As a result, the Federal Reserve

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Board (the “Fed”) reduced short-term interest rates, which began the reporting period with an overnight federal funds rate of 4.5% .

Evidence of economic weakness continued to mount through the first quarter of 2008, and the credit crisis intensified as institutional investors de-levered their portfolios to raise cash. Despite aggressive easing by the Fed and an economic stimulus package from Congress, job losses and deleveraging pressures intensified. In March, the Fed participated in the rescue of investment bank Bear Stearns and made funds available to Wall Street firms in an unprecedented program allowing the use of mortgage-backed securities as collateral. Nonetheless, unemployment continued to rise, and inflation appeared to accelerate.

Reports of additional write-downs by major banks in June and greater-than-expected losses by mortgage agencies Fannie Mae and Freddie Mac in July sparked renewed volatility in the stock and bond markets. The bad news continued to mount in August, including a jump in the unemployment rate to its highest level in five years. However, inflationary pressures appeared to ebb when commodity prices retreated from their peaks.

September ranked as one of the most challenging months in memory. In a crisis that former Fed Chairman Alan Greenspan called a “global tsunami,” financial institutions found themselves unable to obtain short-term funding for their operations. In the ensuing tumult, the U.S. government effectively nationalized Fannie Mae, Freddie Mac and insurer AIG. In addition, Lehman Brothers filed for bankruptcy, Washington Mutual was seized by regulators, and Merrill Lynch and Wachovia were sold to former rivals. The U.S. Treasury Department proposed a $700 billion rescue package for the nation’s banking system, which initially was rejected by Congress but after some adjustments was enacted into law. It later was estimated that U.S. GDP contracted by a 0.3% annualized rate in the third quarter, stoking recession fears.

Money Markets Suffered in the Financial Crisis

The money markets were not immune to the financial crisis, as evidenced by several high-profile money funds “breaking the buck.”The

Lehman Brothers bankruptcy led to challenging liquidity conditions in the commercial paper market and concerned money market fund investors began a rash of redemptions from such funds. In an attempt to curtail diminishing investor confidence and help restore liquidity and stability to the financial system, the Department of Treasury initiated several measures, including the Temporary Guarantee Program specifically for money market funds.

In October, the Fed and other central banks implemented an unprece-dented,coordinated rate cut to combat spreading global economic weak-ness.The Fed followed up with another reduction later in the month,and the federal funds rate ended the reporting period at just 1%. In addition, signs of recovery in the commercial paper market had appeared by the reporting period’s end, as evidenced by rising trading activity.

Maintaining a Cautious Posture

For most of the reporting period, we maintained the fund’s weighted average maturity in a position we considered longer than industry averages. September’s developments constrained our ability to find longer-dated money market instruments at reasonable prices, and we shifted the fund’s focus to instruments with overnight maturities.

We currently expect investors’ focus to turn to the outlook for the underlying economy, as reduced liquidity and tighter loan standards are likely to dampen economic growth into 2009. However, the Fed has left little room to ease monetary policy further.Therefore, we currently intend to maintain the fund’s conservative credit posture and a focus on liquidity.

November 17, 2008

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yields provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s yield and effective yield would have been 2.82% and 2.86%, respectively.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Worldwide Dollar Money Market Fund, Inc. from May 1, 2008 to October 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2008

Expenses paid per $1,000†	$ 3.84
Ending value (after expenses)	$1,011.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2008

Expenses paid per $1,000†	$ 3.86
Ending value (after expenses)	$1,021.32

† Expenses are equal to the fund’s annualized expense ratio of .76%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
October 31, 2008

	Principal
Negotiable Bank Certificates of Deposit—28.3%	Amount ($)	Value ($)

Bank of Scotland PLC (London)
3.02%, 12/16/08	25,000,000	25,000,000
Barclays Bank PLC (Yankee)
3.18%, 2/20/09	25,000,000	25,000,000
Credit Suisse
4.69%, 11/10/08	25,000,000 [a]	25,000,000
Natixis (Yankee)
3.15%—3.20%, 12/29/08—3/12/09	25,000,000	25,000,000
Royal Bank of Scotland PLC (Yankee)
3.00%, 12/23/08	25,000,000	25,000,285
SunTrust Bank
3.00%, 12/16/08	25,000,000	25,000,000
UniCredito Italiano SpA (Yankee)
3.20%, 1/30/09	20,000,000	20,000,000
Wilmington Trust Co., DE
2.89%, 11/25/08	20,000,000	20,000,000
Total Negotiable Bank Certificates of Deposit
(cost $190,000,285)		190,000,285

Commercial Paper—52.2%

Bank of Ireland
3.16%, 2/20/09	25,000,000 [b]	24,760,271
BNP Paribas Finance Inc.
0.25%, 11/3/08	20,000,000	19,999,722
Bryant Park Funding LLC
3.01%, 12/12/08	25,000,000 [b]	24,914,583
CAFCO LLC
3.02%, 1/21/09	25,000,000 [b]	24,831,250
Cancara Asset Securitisation Ltd.
3.81%, 11/19/08	25,000,000 [b]	24,952,500
Citigroup Funding Inc.
3.06%, 12/12/08	25,000,000	24,913,985
Edison Asset Securitization LLC
3.38%, 1/21/09	25,000,000 [b]	24,811,563
Gemini Securitization Corp., LLC
3.72%, 12/4/08	25,000,000 [b]	24,915,208
General Electric Capital Corp.
0.25%, 11/3/08	25,000,000	24,999,653
Gotham Funding Corp.
4.17%, 11/18/08	25,000,000 [b]	24,951,007

The Fund 7

STATEMENT OF INVESTMENTS (continued)

	Principal
Commercial Paper (continued)	Amount ($)	Value ($)

Hannover Funding Company LLC
2.75%, 11/3/08	25,000,000 [b]	24,996,181
Kitty Hawk Funding Corp.
2.97%, 1/26/09	16,247,000 [b]	16,132,504
Picaros Funding LLC
4.52%, 11/17/08	25,000,000 [b]	24,950,000
Prudential Funding LLC
0.30%, 11/3/08	15,000,000	14,999,750
Working Capital Management Co. L.P.
4.52%, 11/17/08	25,000,000 [b]	24,950,000
Total Commercial Paper
(cost $350,078,177)		350,078,177

Corporate Notes—4.1%

Lehman Brothers Holdings Inc.
0.00%, 3/27/09	20,000,000 [c,d]	2,450,000
Wachovia Bank, N.A.
3.25%, 12/24/08	25,000,000 [a]	24,960,812
Total Corporate Notes
(cost $44,960,812)		27,410,812

U.S. Government Agency—7.5%

Federal Home Loan Bank
2.82%, 12/10/08
(cost $50,000,000)	50,000,000 [a]	50,000,000

Repurchase Agreements—5.2%

Barclays Financial LLC
0.20%, dated 10/31/08, due 11/3/08 in the
amount of $10,000,167 (fully collateralized
by $10,203,000 International Bank for
Reconstruction and Development, Notes,
0%, due 11/25/08, value $10,200,959)	10,000,000	10,000,000

	Principal
Repurchase Agreements (continued)	Amount ($)	Value ($)

Deutsche Bank Securities
0.20%, dated 10/31/08, due 11/3/08 in the
amount of $25,000,417 (fully collateralized
by $7,825,000 Federal Home Loan Bank,
4.875%, due 3/11/11, value $8,144,501 and
$17,000,000 Federal Home Loan Mortgage Corp.,
5%, due 11/26/12, value $17,357,812)	25,000,000	25,000,000
Total Repurchase Agreements
(cost $35,000,000)		35,000,000

Short-Term Investment—2.2%

Capital Support Agreement
(cost $0)	0 [d]	14,799,649

Total Investments (cost $670,039,274)	99.5%	667,288,923

Cash and Receivables (Net)	.5%	3,654,560

Net Assets	100.0%	670,943,483

a Variable rate security—interest rate subject to periodic change.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2008, these securities amounted to $265,165,067 or 39.5% of net assets.
c Issuer filed for bankruptcy.
d The Bank of NewYork Mellon Corporation (“BNY Mellon”) has entered into a Capital Support Agreement with the fund, which provides that BNY Mellon, at no cost to the fund, will contribute capital to the fund up to 100% of the amortized cost of the security to the extent that the fund maintains a net asset value of $.995 on the sale, final liquidation or other final payment of the security.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Banking	56.0	Insurance	2.2
Asset-Backed/Multi-Seller Programs	22.3	Short-Term Investment	2.2
U.S. Government Agency	7.5	Brokerage Firms	.4
Repurchase Agreements	5.2
Finance	3.7		99.5

t Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008

	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments—Note 1(b)	670,039,274	652,489,274
Capital Support Agreement—Note 1(e)		14,799,649
Cash		2,783,114
Interest receivable		1,611,065
Prepaid expenses		77,867
		671,760,969

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		412,371
Payable for shares of Common Stock redeemed		251,593
Accrued expenses		153,522
		817,486

Net Assets ($)		670,943,483

Composition of Net Assets ($):
Paid-in capital		673,693,829
Accumulated net realized gain (loss) on investments		5
Accumulated gross unrealized (depreciation) on investments		(2,750,351)

Net Assets ($)		670,943,483

Shares Outstanding
(25 billion shares of $.001 par value Common Stock authorized)		673,825,746
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

STATEMENT OF OPERATIONS Year Ended October 31, 2008

Investment Income ($):
Interest Income	25,862,684
Expenses:
Management fee—Note 2(a)	3,556,964
Shareholder servicing costs—Note 2(b)	1,764,666
Professional fees	78,947
Custodian fees—Note 2(b)	70,615
Registration fees	46,760
Treasury insurance expense—Note 1(f)	41,342
Directors’ fees and expenses—Note 2(c)	11,353
Miscellaneous	26,744
Total Expenses	5,597,391
Less—reduction in management fee
due to undertaking—Note 2(a)	(166,909)
Less—reduction in fees due to
earnings credits—Note 1(b)	(61,204)
Net Expenses	5,369,278
Investment Income—Net	20,493,406

Realized and Unrealized Gain (Loss) on Investments—Note 1(b) ($):
Net realized gain (loss) on investments	340
Gross unrealized (depreciation) on investments	(2,750,351)
Net Realized and Unrealized Gain (Loss) on Investments	(2,750,011)
Net Increase in Net Assets Resulting from Operations	17,743,395

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2008	2007

Operations ($):
Investment income—net	20,493,406	32,504,824
Net realized gain (loss) on investments	340	—
Net realized appreciation
(depreciation) on investments	(2,750,351)	—
Net Increase (Decrease) in Net Assets
Resulting from Operations	17,743,395	32,504,824

Dividends to Shareholders from ($):
Investment income—net	(20,493,406)	(32,504,824)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	473,131,131	501,983,516
Dividends reinvested	19,955,242	31,674,525
Cost of shares redeemed	(524,639,712)	(528,919,977)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(31,553,339)	4,738,064
Total Increase (Decrease) in Net Assets	(34,303,350)	4,738,064

Net Assets ($):
Beginning of Period	705,246,833	700,508,769
End of Period	670,943,483	705,246,833

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.029	.046	.041	.021	.005
Distributions:
Dividends from investment income—net	(.029)	(.046)	(.041)	(.021)	(.005)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	2.91	4.70	4.20	2.14	.50

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.79	.79	.82	.84	.85
Ratio of net expenses
to average net assets	.76	.75	.75	.75	.75
Ratio of net investment income
to average net assets	2.88	4.60	4.12	2.08	.49

Net Assets, end of period ($ x 1,000)	670,943	705,247	700,509	739,965	851,019

See notes to financial statements.

The Fund 13

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Worldwide Dollar Money Market Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost (other than those securities covered by a Capital Support Agreement, as described in Note 1(e) below, which are carried at market value based upon valuations provided by an independent pricing service approved by the Board of Directors) in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Securities purchased sub-

The Fund 15

NOTES TO FINANCIAL STATEMENTS (continued)

ject to repurchase agreements are deposited with the fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Liability for tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended October 31, 2008.

As of and during the period ended October 31, 2008, the fund did not have any liabilities for any unrecognized tax positions. The fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2008, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2008 and October 31, 2007 were all ordinary income.

At October 31, 2008, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

(e) Capital Support Agreement: The fund holds notes (the “Notes”) issued by Lehman Brothers Holdings, Inc. (“Lehman”). In order to mitigate the negative impact of holding these securities in light of the bankruptcy of Lehman, on September 16, 2008, the fund entered into a Capital Support Agreement (the “Agreement”) with The Bank of

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

New York Mellon Corporation (“BNY Mellon”), the parent company of the fund’s adviser. Pursuant to the Agreement, BNY Mellon has agreed to provide capital support to the fund, subject to an aggregate limit of $20 million (the “Maximum Capital Support Payment”), if any of the following events result in the fund’s net asset value falling below $0.9950:

(i) Any final sale or other final liquidation of the Notes by the fund for cash in an amount, after deduction of costs, which is less than the amortized cost value of the Notes as of the date such sale or liquidation is consummated;

(ii) Receipt by the fund of final payment on the Notes in cash in an amount less than the amortized cost value of the Notes less costs in respect thereof, as of the date such final payment is received; and

(iii) The date upon which a court of competent jurisdiction over the matter discharges Lehman from liability in respect of the Notes, and such discharge results in the receipt of aggregate payments on the Notes in an amount less than the amortized cost value of the Notes, less costs in respect thereof, as of the date such final payment is received.

The obligations of BNY Mellon to provide capital support shall terminate upon the earliest to occur of (i) the repayment in full of the Notes, (ii) BNY Mellon making payments equal to the Maximum Capital Support Payment, (iii) the date on which the fund no longer holds any Notes, (iv) the mutual agreement of the fund and BNY Mellon to terminate the Agreement and (v) 5:00 p.m. Eastern Time on the date which is 364 days from the date of the Agreement unless BNY Mellon elects in writing to extend the term of the Agreement.

(f) Treasury’s Temporary Guarantee Program: The fund has entered into a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

Under the Program, the Treasury guarantees the share price of shares of the fund held by shareholders as of September 19, 2008 at $1.00 per share if the fund’s net asset value per share falls below $0.995 (a “Guarantee Event”) and the fund liquidates. Recovery under the Program is subject to certain conditions and limitations.

Fund shares acquired by investors after September 19, 2008 that increase the number of fund shares the investor held at the close of business on September 19, 2008 are not eligible for protection under the Program. In addition, fund shares acquired by investors who did not hold fund shares at the close of business on September 19, 2008 are not eligible for protection under the Program.

The Program,which was originally set to expire on December 18,2008, has been extended by the Treasury until April 30, 2009, after which the Secretary of the Treasury will review the need for, and terms of, the Program. Participation in the initial term and the extended period of the Program required a payment to the Treasury in the amount of .015% and .022%, respectively, of the fund’s shares outstanding as of September 19, 2008 (valued at $1.00 per share).This expense is being borne by the fund without regard to any expense limitation currently in effect.

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.The Manager had undertaken from November 1, 2007 through October 31, 2008 to reduce the management fee paid by the fund, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .75% of the value of the fund’s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $166,909 during the period ended October 31, 2008.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of ..25% of the value of the fund’s average daily net assets for certain allocated expenses

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended October 31, 2008, the fund was charged $774,500 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2008, the fund was charged $671,673 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2008, the fund was charged $53,215 pursuant to the cash management agreement.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2008, the fund was charged $70,615 pursuant to the custody agreement.

During the period ended October 31, 2008, the fund was charged $6,203 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $272,820, custodian fees $25,246, chief compliance officer fees $1,973 and transfer agency per account fees $119,248, which are offset against an expense reimbursement currently in effect by the amount of $6,916.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors of

Dreyfus Worldwide Dollar Money Market Fund, Inc.

We have audited the accompanying statement of assets and liabilities of DreyfusWorldwide Dollar Money Market Fund,Inc.,including the statement of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Worldwide Dollar Money Market Fund, Inc. at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York December 23, 2008

The Fund 21

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 91.80% of ordinary income dividends paid during the fiscal year ended October 31, 2008 as qualifying interest related dividends.

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 16 and 17, 2008, the Board considered the re-approval for an annual period (through August 31, 2009) of the fund’s Management Agreement with Dreyfus, pursuant to which Dreyfus provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail no-load money market funds (the “Performance Group”) and to a larger universe of funds,

The Fund 23

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

consisting of all retail money market funds (the “Performance Universe”), selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Universe medians for all periods ended May 31, 2008 and was at or above the Performance Group median for all periods ended May 31, 2008 except for one period, and in that one instance the fund’s performance was in close proximity to the median.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The Board members noted that the fund’s management fee was higher than the Expense Group and Expense Universe medians and that the fund’s expense ratio was higher than the Expense Group and Expense Universe medians; the Board members noted that the fund’s actual management fee and expense ratio were lower due to the undertaking by Dreyfus to waive fees and reimburse expenses to limit the fund’s expense ratio.

Representatives of Dreyfus reviewed with the Board members the advisory fees paid by mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within the fund’s Lipper category (the “Similar Funds”) and stated that there were no other accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund. The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided. The Board also noted the fee waiver and expense reimbursement arrangement and its effect on Dreyfus’ profitability.

The Fund 25

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board was satisfied with the fund’s performance.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative perfor- mance, expense and advisory fee information, including Dreyfus’ undertaking to limit the fund’s expense ratio (which reduced the fund’s actual management fee and expense ratio), costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the manage- ment of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 27

BOARD MEMBERS INFORMATION (Unaudited) ( c o n t i n u e d )

OFFICERS OF THE FUND (Unaudited)

The Fund 29

OFFICERS OF THE FUND (Unaudited) (continued)

NOTES

For More Information

Dreyfus Worldwide Dollar	Transfer Agent &
Money Market Fund, Inc.	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	MBSC Securities Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Ticker Symbol: DWDXX

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2008, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2008 MBSC Securities Corporation

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $42,208 in 2007 and $43,474 in 2008.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2007 and $10,398 in 2008.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2, 812 in 2007 and $3,010 in 2008. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2007 and $265 in 2008. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2007 and $0 in 2008.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,627,514 in 2007 and $7,879,835 in 2008.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

     The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York,

New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Worldwide Dollar Money Market Fund, Inc.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	December 18, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	December 18, 2008

By:	/s/ James Windels
James Windels,
Treasurer

Date:	December 18, 2008

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)